UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 1/31/11

Item 1.  Reports to Stockholders.

Generations Multi-Strategy Fund

Semi - Annual Report

January 31, 2011

Investor Information: 1-877-238-2406

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Generations Multi-Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Generations Multi-Strategy Fund (GMSFX)

Shareholder Letter for the January 31, 2011 Semiannual Report

Investment Philosophy

Investments in the Fund are focused primarily in the large-capitalization portion of the equity market.  The portfolio core is comprised of high-quality investments that display what we believe to be solid long-term prospects and fundamentals—such as earnings growth, balance sheet strength, return on capital and free cash flow, coupled with attractive valuations—that we expect to remain prized over the long-term regardless of the environment.  This serves as the backbone of the portfolio and has generally been allocated the largest weighting as a percentage of market value.  Secondly, growth opportunity holdings are those we believe hold promise of higher growth in market share, earnings and cash flow, which, if realized, may hold the key to attractive price appreciation prospects over time.  Thirdly, the contrarian value segment consists of positions, industries and strategies that appear to be underappreciated or misunderstood for a variety of reasons—temporary setbacks, negative media coverage or other factors—which may create attractive valuations.  The latter two strategies represent smaller weightings in the portfolio, respectively.

Performance Summary

For the six months ending January 31, 2011, the Generations Multi-Strategy Fund earned a cumulative total return of 18.38%.  The Fund’s benchmark, the Standard and Poor’s 500 Index of large company U.S. stocks, gained 17.93% for the same period.  Since inception, the performance of the Fund has compared favorably, returning 17.18% compared to the index’s 16.57% (both stated on an average annualized basis).  Return figures represent total returns, which include price appreciation and dividend income, and are quoted net of Fund expenses.

The past six months for stock investors have been marked by the healthy performance of more “cyclical” stocks in the midst of hoped-for (and finally having seen) improved economic data.  Many of the improved numbers were reported in the last calendar quarter of 2010, after prices in the cyclical stock areas had run thoroughly higher during the last two years in anticipation of such improvement.

It has been our contention that shares in many of these companies already appeared fairly valued from a number of metrics and, therefore, did not look as attractive to us on a forward-looking basis.  Although we were hardly alone in this opinion among large-cap-oriented investment managers, it likely held back performance (at least from an opportunity cost perspective) as it translated to heavier weightings in “consistent growth” assets.  However, we did (and continue to) hold a handful of more economically sensitive firms, such as industrials and infrastructure-oriented firms, which performed well during the reporting period.  The companies of this type we do own tend to have sustainable advantages over their competitors and/or have been purchased at attractive valuations compared to their peers.

Industry performance in the S&P 500 was led by energy, materials and industrials over the six-month period, while utilities, consumer staples and financials lagged.  The strongest performers in the portfolio originated from technology hardware, energy services (with stronger oil prices in recent months), infrastructure industrials, as well as selected financials (such as asset managers), despite a fairly modest weighting to some of these areas in the Fund relative to the broader benchmark.

As discussed, detracting from performance were investments that, while earning positive returns on an absolute basis, failed to keep pace with companies caught up in the increased “risk appetite” atmosphere during portions of 2010.  Consequently, tried-and-true holdings in health care, consumer staples and large-cap information technology underperformed more cyclical sectors.  Additionally, from a stock-specific standpoint, the departure of and subsequent replacement uncertainty surrounding Hewlett-Packard’s CEO, as well as comments from Cisco Systems’ leadership concerning future tempered expectations that were taken negatively by the market, acted as catalysts for stock price declines in those two particular names.

Uncertainty about the impact of health care legislation in the U.S. and concerns about the durability and depth of drug product “pipelines” for selected pharmaceutical companies appeared to hold back the broader health care area, despite our ownership of what we believe to be stronger, more uniquely positioned and faster-growing members of the group.  These include biotech, medical devices, waste disposal and medical information technology, which represent smaller slices of the overall health care sub-index and related industries.  We are encouraged by strong and consistent revenue and earnings reports from our consumer staples companies which have steadily increased their global footprint in the developing market areas of the world.  Lastly, we remain overweight to information technology—a broad area we feel holds compelling current and future growth potential at a reasonable price—particularly in firms with unique product niches or business lines, and should benefit in general from stronger global economic growth.

As of the fiscal year-end, the Fund remained overweight in healthcare, consumer staples and information technology; and was underweight in materials, consumer discretionary and energy stocks.  It ended with nearly a market-weight in industrials and energy and held no individual securities in the telecommunications services or utilities sectors.

Outlook

We believe that we have passed through a “phase one” of sorts in the global economic recovery process, represented by an initial bounce in early-cycle asset prices; and have now entered a “phase two” period, which has historically been characterized by a tempering and moderating of stronger initial global GDP growth and a re-emergence of individual security selection as a critical component of returns.  We feel that our current portfolio holdings are of high quality and positioned well to benefit from this type of evolving environment.

Areas to which we have maintained an overweight, such as information technology and certain niches of health care, have offered and we believe, continue to offer, good reward-to-risk characteristics from the standpoints of valuation and potential growth.  We feel their strengths have been unfairly overlooked by many investors, and as expectations concerning economic growth normalize over time, may provide attractive returns.  As we have seen during the last several years, individual stock selections in several of our overweighted sectors have provided the portfolio with important downside protection during periods of market volatility and negative price movement.

During the past several years, much of the world's growth has emanated increasingly from the emerging market regions, such as China, India and Latin America.  We expect that this trend will continue to an even greater degree in coming years, as developed nations (including the U.S., Japan and Western Europe) continue a trend of growth at a more moderate pace relative to emerging nations.  In keeping with this broader landscape, we are especially interested in equities with exposure to consumption and development in emerging market nations, and anticipate seeking out these opportunities as they present themselves.  As always, we are engaged in an ongoing search for value at the margins to add incremental performance to the portfolio, including investing in a larger number of mid-cap and smaller-sized large cap companies.  In keeping with our primary objective, we will retain a broader focus on core large-cap exposure across the entire portfolio.

In a portfolio consisting of a more limited number of securities, we feel potential risk-adjusted performance can be gained by our ability to be flexible and the utilization of holdings and strategies that may differ from the composition of our benchmark and the overall market.  We have found this to be a source of opportunity for the Fund’s investors in recent years and look to continue this approach over investment cycles ahead.

We appreciate your continued trust.

Regards,

Ryan M. Long, CFA

Co-Portfolio Manager

Generations Multi-Strategy Fund

Performance for Period Ended January 31, 2011
	1 Year	5 Years*	10 Years*	Inception (10/21/2008)*
Generations Multi-Strategy Fund	19.87%	NA	NA	17.18%
S&P 500 Index	22.19%	2.24%	1.30%	16.57%

*Periods over one year represent average annualized returns.

Performance for Most Recent Quarter Ended December 31, 2010
	1 Year	5 Years*	10 Years*	Inception (10/21/2008)*
Generations Multi-Strategy Fund	14.34%	NA	NA	16.53%
S&P 500 Index	15.06%	2.29%	1.41%	16.02%

*Periods over one year represent average annualized returns.

Source:  Gemini Fund Services, LLC, Standard & Poor’s

Mutual funds involve risk including possible loss of principal.  The performance data quoted represents past performance and is not a guarantee of future results.  Performance assumes reinvestment of all dividends and capital gain distributions.  Investment return and principal value of this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For the most recent month-end performance, call 877-238-2406.

The total annual operating expense ratio as of the most recent prospectus was 1.70%, and may vary in future years.  Since December 1, 2009, the Fund’s advisor has been temporarily waiving a portion of the Fund’s expenses to a limit of 1.35% (See Prospectus for details).  Otherwise, the returns would have been lower.

This report is authorized for use by existing shareholders.  A current Generations Multi-Strategy Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders.

This letter represents the current opinion of the Fund’s investment advisor and is subject to change at any time.  Actual results may differ materially and there is no guarantee that opinions will prove to be correct, and should not be relied upon as statements of fact.

The information provided in this report should not be considered a recommendation to buy, sell or hold any particular security.  Portfolio holdings mentioned are subject to change without notice and should not be considered investment advice.  Any securities mentioned are presented to illustrate examples of the securities the Fund has purchased and diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments.  As of January 31, 2011, the Fund held the following weights in securities mentioned:  Hewlett-Packard Co. 0.00%, Cisco Systems Inc. 2.95%.  The performance of any single portfolio holding is no indication of the performance of other portfolio holdings held in the Fund.

Returns for the indices are provided for comparison purposes only.  The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.  The S&P 500® Index is an unmanaged composite of 500-large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Shares of the Generations Multi-Strategy Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

0492-NLD-3/9/2011

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2011
	Shares	Market Value

COMMON STOCK - 89.22%
BANKS - 5.65%
State Street Corp.	44,000	$ 2,055,680
US Bancorp	77,000	2,079,000
		4,134,680
BEVERAGES - 3.08%
PepsiCo, Inc.	35,000	2,250,850

CHEMICALS - 1.92%
Ecolab, Inc.	28,200	1,401,258

COMMERCIAL SERVICES - 2.89%
Paychex, Inc.	66,000	2,112,000

COMPUTERS - 2.23%
Accenture PLC - Cl. A	31,700	1,631,599

COSMETICS / PERSONAL CARE - 5.97%
Colgate-Palmolive Co.	28,500	2,187,945
Procter & Gamble Co.	34,500	2,177,985
		4,365,930
DISTRIBUTION / WHOLESALE - 2.38%
Fastenal Co.	30,000	1,741,800

DIVERSIFIED FINANCIAL SERVICES - 4.62%
Lazard Ltd. - Cl. A	40,000	1,668,800
T Rowe Price Group, Inc.	26,000	1,713,920
		3,382,720
ELECTRONICS - 2.21%
Flextronics International Ltd. *	202,000	1,613,980

ENGINEERING & CONSTRUCTION - 5.53%
Fluor Corp.	31,000	2,144,890
Jacobs Engineering Group, Inc. *	37,000	1,900,690
		4,045,580
ENVIRONMENTAL CONTROL - 2.47%
Stericycle, Inc. *	23,000	1,805,270

FOOD - 2.17%
McCormick & Co.	36,000	1,591,200

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2011
	Shares	Market Value

HEALTHCARE - PRODUCTS - 6.01%
Johnson & Johnson	37,000	$ 2,211,490
Stryker Corp.	38,000	2,187,280
		4,398,770
MEDIA - 3.03%
Walt Disney Co.	57,000	2,215,590

OIL & GAS - 7.80%
Exxon Mobil Corp.	28,000	2,259,040
Helmerich & Payne, Inc.	32,000	1,879,360
Noble Corp.	41,000	1,568,250
		5,706,650
OIL & GAS SERVICES - 2.67%
Schlumberger Ltd.	22,000	1,957,780

PHARMACEUTICALS - 7.22%
Abbott Laboratories	34,500	1,558,020
Express Scripts, Inc. *	39,000	2,196,870
Teva Pharmaceutical Industries Ltd. - ADR	28,000	1,530,200
		5,285,090
REAL ESTATE - 2.33%
CB Richard Ellis Group, Inc. *	77,000	1,708,630

RETAIL - 5.16%
Wal-Mart Stores, Inc.	38,300	2,147,481
Yum! Brands, Inc.	34,900	1,631,924
		3,779,405
SEMICONDUCTORS - 3.19%
Applied Materials, Inc.	149,000	2,337,810

SOFTWARE - 7.74%
Autodesk, Inc. *	45,000	1,830,600
Cerner Corp. *	16,000	1,581,600
Intuit, Inc. *	48,000	2,252,640
		5,664,840
TELECOMMUNICATIONS - 2.95%
Cisco Systems, Inc. *	102,000	2,157,300

TOTAL COMMON STOCK		65,288,732
( Cost - $48,638,374)

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2011
	Shares	Market Value

EXCHANGE TRADED FUNDS - 9.92%
EQUITY FUND - 9.92%
iShares Dow Jones US Home Construction Index Fund	104,000	$ 1,409,200
iShares MSCI EAFE Index Fund	10,000	594,400
iShares Nasdaq Biotechnology Index Fund	23,000	2,155,560
Powershares Ultra QQQ	10,000	859,000
Powershares Ultra Russell 2000	15,000	634,050
Powershares Ultra S&P 500	32,000	1,604,160
TOTAL EXCHANGE TRADED FUNDS		7,256,370
( Cost - $6,837,939)

SHORT-TERM INVESTMENTS - 0.86%
MONEY MARKET FUND - 0.86%
AIM STIT-Treasury Portfolio, Institutional Class, 0.02% +	629,987	629,987
TOTAL SHORT-TERM INVESTMENTS
( Cost - $629,987)

TOTAL INVESTMENTS - 100.00%
( Cost - $56,106,300) (a)		73,175,089
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.00%)		1,324
NET ASSETS - 100.00%		$ 73,176,413

*Non-income producing security
+Money market fund; interest rate reflects seven-day effective yield on January 31, 2011
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of:
Unrealized appreciation		$ 17,352,319
Unrealized depreciation		(283,530)
Net unrealized appreciation		$ 17,068,789

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2011

Assets:
Investments in Securities at Market Value (identified cost $56,106,300)	$ 73,175,089
Receivable for Fund Shares Sold	77,108
Dividends and Interest Receivable	79,080
Prepaid Expenses and Other Assets	20,885
Total Assets	73,352,162

Liabilities:
Payable for Fund Shares Redeemed	69,264
Accrued Advisory Fees	48,800
Payable to Other Affiliates	13,499
Accrued Distribution Fees	15,368
Other Accrued Expenses	28,818
Total Liabilities	175,749

Net Assets (Unlimited shares of no par value interest
authorized; 5,138,127 shares of beneficial interest outstanding)	$ 73,176,413

Net Asset Value, Offering and Redemption Price Per Share
($73,176,413 /5,138,127 shares of beneficial interest outstanding)	$ 14.24

Composition of Net Assets:
At January 31, 2011, Net Assets consisted of:
Paid-in-Capital	$ 55,898,759
Accumulated Net Investment Loss	(7,298)
Accumulated Net Realized Gain On Investments	216,163
Net Unrealized Appreciation on Investments	17,068,789
Net Assets	$ 73,176,413

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended January 31, 2011

Investment Income:
Dividend Income (net of $927 foreign taxes)	$ 488,463
Interest Income	166
Total Investment Income	488,629

Expenses:
Investment Advisory Fees	282,395
Distribution Fees	83,057
Administration Fees	26,601
Fund Accounting Fees	18,888
Printing Expense	10,718
Legal Fees	10,267
Registration & Filing Fees	10,254
Transfer Agent Fees	10,238
Chief Compliance Officer Fees	8,861
Audit Fees	8,571
Custody Fees	5,042
Trustees' Fees	3,025
Miscellaneous Expenses	893
Total Expenses	478,810
Less: Investment Advisory Fees Waived	(29,858)
Net Expenses	448,952

Net Investment Income	39,677

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	566,431
Net Change in Unrealized Appreciation on:
Investments	10,641,407
Net Realized and Unrealized Gain on Investments	11,207,838

Net Increase in Net Assets Resulting From Operations	$ 11,247,515

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the six months	For the period
	ended	ended
	January 31, 2011	July 31, 2010**
	(Unaudited)
Operations:
Net Investment Income	$ 39,677	$ 106,752
Net Realized Gain on Investments and Options	566,431	2,925,308
Net Change in Unrealized Appreciation on Investments	10,641,407	1,652,807
Net Increase in Net Assets
Resulting From Operations	11,247,515	4,684,867

Distributions to Shareholders From:
Net Investment Income ($0.01 and $0.05 per share, respectively)	(63,490)	(258,096)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (434,829 and 2,100,427	5,711,527	25,593,474
shares, respectively)
Distributions Reinvested (4,557 and 20,144 shares, respectively)	63,475	246,769
Cost of Shares Redeemed (302,442 and 1,036,360 shares, respectively)	(4,014,117)	(12,654,822)
Total From Shares of Beneficial Interest Transactions	1,760,885	13,185,421

Increase in Net Assets	12,944,910	17,612,192

Net Assets:
Beginning of Period	60,231,503	42,619,311
End of Period	$ 73,176,413	$ 60,231,503

Undistributed Net Investment Income (Loss) at End of Period	$ (7,298)	$ 16,516
_______
**Since October 21, 2008 (Commencement of Operations)

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period.

	For the six months		Period
	ended		Ended
	January 31, 2011		July 31, 2010**
	(Unaudited)
Net Asset Value, Beginning of Period	$ 12.04		$ 10.88
Increase From Operations:
Net investment income (a)	0.01		0.02
Net gain from securities
(both realized and unrealized)	2.20		1.19
Total from operations	2.21		1.21

Less Distributions:
From net investment income	(0.01)		(0.05)
Total Distributions	(0.01)		(0.05)

Net Asset Value, End of Period	$ 14.24		$ 12.04

Total Return (b)	18.38%		11.15%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 73,176		$ 60,232
Ratio to average net assets:
Expenses, Gross	1.44%	(c)	1.45%	(c)
Expenses, Net of Reimbursement	1.35%	(c)	1.25%	(c)
Net investment income, Gross	0.03%	(c)	-0.01%	(c)
Net investment income, Net of Reimbursement	0.12%	(c)	0.19%	(c)
Portfolio turnover rate	28%		32%

__________
**The Fund commenced operations on October 21, 2008.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

 January 31, 2011

1.

ORGANIZATION

Generations Multi-Strategy Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on October 21, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

 January 31, 2011

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$65,288,732	-	-	$65,288,732
Exchange Traded Funds	7,256,370	-	-	7,256,370
Short-Term Investments	629,987	-	-	629,987
Total	$73,175,089	-	-	$73,175,089

                                                                 *Please refer to the Portfolio of Investments for industry classifications.

                                                      There were no significant transfers between Level 1 and Level 2 during the current period presented.

                                                     The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Option Transactions – The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Purchased options are non-income producing securities.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

 January 31, 2011

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return for the open tax year (2009-2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Three G Financial, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the six months ended January 31, 2011, the Adviser earned advisory fees of $282,395.

Effective November 20, 2009, the Adviser entered into a sub-advisory agreement with FocusPoint (the “Sub-Adviser”), an affiliate of the Adviser.  The Sub-Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio.  For providing such services, the Adviser pays the Sub-Adviser an annual fee equal to 0.25% of the Fund’s average daily net assets.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

 January 31, 2011

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until November 30, 2011, so that the total annual operating expenses of the Fund do not exceed 1.35% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the six months ended January 31, 2011, the Adviser waived fees of $29,858. Cumulative expenses subject to recapture by the Adviser as of July 31, 2010 amounted to $226,788, and will expire on July 31 of the following years:

2012	2013
$126,139	$100,649

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  8 basis points or 0.08% per annum on the first $100 million in net assets

  6 basis points or 0.06% per annum on the next $150 million in net assets

  5 basis points or 0.05% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended January 31, 2011, the Fund incurred expenses of $8,861 for compliance services pursuant to the Trust’s Agreement with NLCS.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

 January 31, 2011

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the six months ended January 31, 2011, GemCom received $5,016 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the six months ended January 31, 2011, the Fund incurred distribution fees of $83,057.

Trustees –  Each Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended January 31, 2011 amounted to $19,613,364 and $18,172,407, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales.

At July 31, 2010, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through July 31, 2018 of $219,093.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

 January 31, 2011

6.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolio’s financial statement disclosures.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Generations Multi-Strategy Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

 January 31, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (8/1/10)	Ending Account Value (1/31/11)	Expenses Paid During the Period* (8/1/10 to 1/31/11)
Actual	$1,000.00	$1,183.77	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

*Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Portfolio Composition (Unaudited)

Sector	Percent**
Consumer- Non-Cyclical	27.3%
Technology	13.2%
Financial	12.6%
Energy	10.5%
Industrial	10.2%
Funds	9.9%
Consumer - Cyclical	7.5%
Communications	6.0%
Basic Materials	1.9%
Short-Term Investments	0.9%
Total	100.0%

                                                                **Based on portfolio market value as of January 31, 2011

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of these Financial Statements

Investment Adviser

Three G Financial, LLC

5940 South Rainbow Boulevard

Las Vegas, Nevada 89118

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

Mail Drop 1090CC

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-238-2406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-238-2406.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

3/30/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

3/30/11

By (Signature and Title)

/s/ Kevin Wolf

       Kevin E. Wolf, Treasurer

Date

3/30/11